SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                     -----------------------


                           FORM 8-K

                        CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) September 24, 1999

                        Salient Cybertech, Inc.
            ------------------------------------------------
            Exact name of registrant as specified in charter


             Delaware               0-28772          35-1990559
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(State or other jurisdiction  (Commission     (IRS Employer)
     of incorporation)        File Number)   Identification No.)

         1715 Stickney Pt. Rd. Suite A-12, Sarasota FL 34231
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       (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number,
         including area code           (941) 349-6583
                                 --------------------------
                           Sloan Electronics, Inc.
                           ------------------------
      (Former name or former address, if changed since last report)

Item 5. Other Events

The Company announces that on September 24, 1999 it closed on the previously announced intention to acquire Gemini Learning Systems, Inc., a distance learning company that developed and markets the Swift(tm) learning system and Swift(tm) courseware. Ms. Kim Adolphe, Gemini's founder, will join the Salient Cybertech, Inc. board of directors.

                        SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Salient Cybertech, Inc.
                                       ------------------------
                                             (registrant)

Dated September 28, 1999                  by:/s/Larry Provost
                                        -------------------
                                         Larry Provost
                                         Secretary / Treasurer